SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 28, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

          0-23282                                     04-2814586
  (Commission File Number)                (I.R.S. Employer Identification No.)

     100 Crossing Boulevard, Framingham, Massachusetts           01702
          (Address of Principal Executive Offices)             (Zip Code)

                                 (508) 271-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective June 28, 2005, Herbert Shumway assumed the position of Senior Vice President, Finance & Operations; Chief Financial Officer; and Treasurer of NMS Communications Corporation (the "Company"). Mr. Shumway and the Company entered into an employment agreement dated as of June 28, 2005, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference. Pursuant to the agreement, Mr. Shumway will (i) receive annual base compensation of $250,000 (ii) be eligible for a bonus of 60% of his annual base salary subject to the achievement of specific objectives and (iii) receive an option to purchase 30,000 shares of the Company's common stock, which option will vest over a three year period. Mr. Shumway's employment agreement and a Severance Protection Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference, provide for salary continuation for 12 months and payment of his bonus in the event of termination of his employment under certain circumstances.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     (b) Effective June 28, 2005, D'Anne Hurd resigned from the position of Senior Vice President, Finance; Chief Financial Officer; and Treasurer of the Company. Ms. Hurd's resignation was not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

     (c) Effective June 28, 2005, Herbert Shumway, 57, assumed the position of Senior Vice President, Finance; Chief Financial Officer; and Treasurer of the Company. A copy of the press release announcing the appointment of Mr. Shumway is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Mr. Shumway will serve as the Company's principal financial officer and an executive officer reporting under Section 16(a) of the Securities Exchange Act of 1934. Mr. Shumway joined the Company in October 2000 as the Company's Vice President Operations. Mr. Shumway will also continue to serve as Vice President of Operations, in which capacity he is responsible for corporate quality, technical services and information technology. Mr. Shumway has over 20 years experience in the high-tech industry, including executive positions in operations and business development with Compaq Computer and Digital Equipment Corporation. Mr. Shumway earned a Bachelors Degree from the University of Massachusetts and an MBA from Harvard.

There is no family relationship between Mr. Shumway and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.


10.1 Employment Agreement between NMS Communications Corporation and Herbert Shumway, dated June 28, 2005.

10.2 Severance Protection Agreement between NMS Communications Corporation and Herbert Shumway, dated June 28, 2005.

99.1 Press release issued by NMS Communications Corporation on July 5, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   NMS COMMUNICATIONS CORPORATION

     Dated: July 5, 2005           By:    /s/ Robert P. Schechter
                                          -----------------------

                                   Name:  Robert P. Schechter
                                   Title: President, Chief Executive Officer
                                          and Chairman of the Board of Directors

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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

10.1 Employment Agreement between NMS Communications Corporation. and Herbert Shumway dated June 28, 2005.

10.2 Severance Protection Agreement between NMS Communications Corporation. and Herbert Shumway dated June 28, 2005.

99.1      The Registrant's Press Release dated July 5, 2005.